SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cubist Pharmaceuticals, Inc. (“Cubist”) held its Annual Meeting of Stockholders on June 12, 2013 (the “Annual Meeting”).  At the Annual Meeting, Cubist’s stockholders elected Michael Bonney, Mark Corrigan, M.D., and Alison Lawton as Class II directors to hold office until Cubist’s 2016 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The results of the stockholders’ votes with respect to the election of such Class II directors were as follows:

	For	Withheld	Broker Non-Votes
Michael Bonney	57,315,766	580,939	2,951,493
Mark Corrigan, M.D.	57,050,783	845,922	2,951,493
Alison Lawton	54,604,070	3,292,635	2,951,493

In addition, at the Annual Meeting, Cubist’s stockholders voted upon the following proposals: (1) a non-binding, advisory vote on the compensation paid to Cubist’s named executive officers in 2012, (2) the approval of the amendment to Cubist’s Amended and Restated By-Laws (the “By-Laws”) to implement a majority voting standard in uncontested elections of directors beginning with our 2014 Annual Meeting of Stockholders, (3) the approval of the amendment to Cubist’s By-Laws to make certain changes related to Cubist’s recent separation of the roles of Chief Executive Officer and President, (4) the amendment to Cubist’s By-Laws to make certain changes regarding the conduct of, and procedures for, our stockholder meetings, (5) the approval of the amendment to Cubist’s Restated Certificate of Incorporation to substitute the authority of the President to call a special meeting of stockholders with the authority of the Chief Executive Officer to do the same, and (6) the ratification of the appointment of PricewaterhouseCoopers LLP as Cubist’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The results of the stockholders’ votes with respect to these six proposals were as follows:

				Broker
	For	Against	Abstain	Non-Votes
Advisory Vote on Executive Compensation	54,618,121	3,259,113	19,471	2,951,493
Majority Voting By-Laws Amendment	57,744,474	127,557	24,673	2,951,493
By-Laws Amendment Regarding Separation of CEO and President Roles	57,753,651	120,562	22,492	2,951,493
By-Laws Amendment Regarding Conduct of Stockholder Meetings	57,745,914	123,090	27,701	2,951,493
Amendment to Restated Certificate of Incorporation	57,603,930	281,025	11,749	2,951,493
Ratification of Independent Registered Public Accounting Firm	58,904,655	1,925,234	18,309	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Thomas J. DesRosier
Thomas J. DesRosier
Senior Vice President, Chief Legal Officer, General Counsel and Secretary

Dated:  June 13, 2013